UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012

NuPathe Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34836	20-2218246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street Suite 200 Conshohocken, Pennsylvania	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 567-0130

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Appointment of Armando Anido as Chief Executive Officer and Director

The Company previously reported that, effective as of July 25, 2012, the Company’s board of directors (the “Board”) appointed Armando Anido as chief executive officer and as a member of the Board.  On the same date, the Company entered into an Employment Agreement with Mr. Anido (the “Employment Agreement”), which is described below.

Employment Agreement

The Employment Agreement provides that Mr. Anido will serve as the Company’s chief executive officer and that, while employed by the Company, the Company will nominate him for election to the Board at each stockholders meeting for which he is up for re-election.  Mr. Anido’s initial annual base salary is $425,000, which will be reviewed annually for appropriate increases by the Board or the Board’s Compensation Committee. Mr. Anido will be entitled to participate in all incentive compensation plans that the Company maintains.  For 2012, he is eligible to receive a bonus in the amount of $102,465 if the Company raises a specified amount of gross proceeds from equity financings in 2012. Mr. Anido’s bonus eligibility after 2012 will be 55% of his then current base salary, of which the Company may pay 0% to 200% subject to the level of achievement of goals to mutually agreed upon by Mr. Anido and Board or the Board’s Compensation Committee.  The Company, at its election, may satisfy any bonus payment over 150% by issuing shares of the Company’s common stock having a fair market value equal to the amount of the bonus above 150%. Mr. Anido is also eligible for benefits and participation in the Company’s employee benefit plans to the same extent as other employees. Participation in employee benefits plans will be subject to the terms of the benefit plans in effect from time to time.

Mr. Anido received time-based options to purchase an aggregate of 738,190 shares of the Company’s common stock at an exercise price per share equal to the closing price of the Company’s common stock on the July 25, 2012 (the “Initial Options”). The Initial Options have a ten-year term and vest 25% on July 25, 2013 (one year after the date of grant) with the balance vesting in twelve equal quarterly installments thereafter; provided, however that 442,914 of the Initial Options have the potential for accelerated vesting upon the achievement of certain specified milestones relating to financing, FDA approval of a New Drug Application for NP101 and the first commercial sale of NP101. In addition, upon the completion of any equity financing (as defined in the Employment Agreement) in 2012, Mr. Anido will receive additional time-based options to purchase such additional number of shares of the Company’s common stock as is equal to 5% of the number of shares of common stock issued by the Company in the applicable equity financing (the “Additional Options”).  Any Additional Options issued to Mr. Anido will have an exercise price per share equal to the closing price of the Company’s common stock on the date the Additional Options are granted (which shall be the closing date of the equity financing to which such grant relates).  The Additional Options will have the same term and will vest according to the same schedule as the Initial Options and with the same relative proportion having the potential for accelerated vesting upon the achievement of the milestones applicable to the Initial Options. The Initial Options and any Additional Options are being made as inducement grants pursuant to NASDAQ Listing Rule 5635(c)(4) and are outside of the Company’s 2010 Omnibus Incentive Compensation Plan (the “Plan”).  Although the Initial Options and the Additional Options are being made outside of the Plan, the terms of the Plan are incorporated by reference into the grant instruments evidencing such options.

If the Company terminates Mr. Anido’s employment without cause (as such term is defined in the Employment Agreement) or Mr. Anido resigns for good reason (as such term is defined in the Employment Agreement), subject to Mr. Anido’s execution and non-revocation of and material compliance with a release agreement, Mr. Anido will be entitled to receive the following severance benefits:

•                  A lump sum payment equal to 1.5 times Mr. Anido’s then current base salary, payable within 60 days of termination;

•                  pro-rated bonus for the fiscal year in which termination occurs based on the achievement of applicable performance objectives for such year and the number of days in such year that Mr. Anido is employed by the Company, payable at the same time bonuses are paid to all other employees in accordance with the Company’s annual bonus plan;

•                  continued medical, prescription and dental benefits for Mr. Anido, his spouse and dependents for 18 months following termination;

•                  continued vesting and exercisability of outstanding and unvested time-based stock options and other equity-based awards through the calendar quarter in which the 18 month anniversary of termination occurs;

•                  continued vesting and exercisability of outstanding and unvested performance-based awards for the periods specified in the Employment Agreement if the applicable performance criteria relating to such award is attained during the 12 month period following termination; and

•                  a period of 18 months following termination to exercise any outstanding time-based and performance-based stock options or other equity-based awards that are vested as of Mr. Anido’s termination.

Notwithstanding the foregoing, if Mr. Anido’s employment is terminated without cause, or he resigns for good reason, within 90 days preceding or 12 months following a change of control (as such term is defined in the Employment Agreement), subject to Mr. Anido’s execution and non-revocation of and material compliance with a release agreement, Mr. Anido will be entitled to receive the following severance benefits:

•                  a lump sum payment equal to 2.0 times his base salary in effect at the time his employment is terminated plus 2.0 times his targeted annual bonus for the year in which the termination occurs, without regard to whether relevant goals have been met by the Company or Mr. Anido;

•                  continued medical, prescription and dental benefits for Mr. Anido, his spouse and dependents for 18 months following termination;

•                  one-hundred percent vesting of all outstanding and unvested time-based stock options and other equity-based awards;

•                  continued vesting and exercisability of outstanding and unvested performance-based awards for the periods specified in the Employment Agreement if the applicable performance criteria relating to such award is attained during the 12-month period following Mr. Anido’s termination; and

•                  a period of 18 months following termination to exercise any outstanding time-based and performance-based stock options or other equity-based awards that are vested as of Mr. Anido’s termination.

In the event Mr. Anido’s employment is terminated due to his death or total disability (as such term is defined in the Employment Agreement), all of his outstanding and unvested stock options and other equity-based awards shall become fully-vested and exercisable and remain exercisable for a period of 12-months following such termination; provided, that any performance-based awards shall only become fully-vested and exercisable for the periods specified if the performance criteria relating to such award is attained within 12 months following the date Mr. Anido ceases to be so employed by the Company.

Additionally, the Employment Agreement contains non-competition, confidentiality, and development and invention assignment and non-solicitation covenants.

The foregoing is a summary description of certain terms of the Employment Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Employment Agreement attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Employment Agreement.

Amended and Restatement Employment Agreements

On July 25, 2012, the Company entered into Amended and Restated Employment Agreements (each, an “Amended Agreement”) with each of Terri B. Sebree, President, Bart J. Dunn, Vice President, Corporate Development & Licensing, Keith A. Goldan, Vice President and Chief Financial Officer, Michael F. Marino, Vice President and General Counsel, and Gerald W. McLaughlin, Vice President, Commercial Operations, each of whom is an executive officer.

Terri B. Sebree

Ms. Sebree’s Amended Agreement amends her prior employment agreement as follows:

•                  updates her stated annual base salary to reflect annual increases since execution of her prior employment agreement (no salary increase was made in connection with the Amended Agreement);

•                  provides for the immediate vesting of all outstanding stock options held by Ms. Sebree as of July 25, 2012 upon FDA approval of a New Drug Application (“NDA”) for NP101; provided, that such approval occurs on or before June 30, 2013 and Ms. Sebree is employed by the Company at the time of approval;

•                  amends the benefits provided to Ms. Sebree in the event her employment is terminated by the Company without cause (as such term is defined in the Amended Agreement) or she resigns for good reason (as such term is defined in the Amended Agreement) by:

•                  providing for the continued vesting of Ms. Sebree’s outstanding and unvested stock options and other-equity based awards through the end of the calendar quarter in which the 12 month anniversary of such termination occurs, and

•                  extending the period during which Ms. Sebree’s vested stock options and other equity-based awards may be exercised in the event she is terminated without cause or she resigns for good reason until the earlier of the 3 year year anniversary of such termination or the expiration date of the relevant stock option or other equity based awards; and

•                  provides that if Ms. Sebree remains in the continuous employ of the Company through FDA approval of an NDA for NP101, then, for a period of 90 days following such approval, she may elect to resign and receive the payments and other benefits that she would be entitled to receive under her Amended Agreement as if the Company had terminated her employment without cause or she had resigned for good reason; provided, that, in connection with such resignation, Ms. Sebree enters into a mutually agreeable consulting agreement with the Company having a term of at least one-year.

All other provisions contained in Ms. Sebree’s prior employment agreement are restated, without change, in her Amended Agreement.

The foregoing is a summary description of certain terms of Ms. Sebree’s Amended Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of Ms. Sebree’s Amended Agreement attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of Ms. Sebree’s Amended Agreement.

Other Executive Officers

The Amended Agreements for each of Mr. Dunn, Mr. Goldan, Mr. Marino and Mr. McLaughlin amend such executive’s prior employment agreement as follows:

•                  updates the executive’s stated annual base salary to reflect any annual increases since execution of his prior employment agreement (no salary increases were made in connection with the Amended Agreements);

•                  amends the benefits provided to the executive in the event his employment is terminated by the Company without cause (as such term is defined in the Amended Agreement) or he resigns for good reason (as such term is defined in the Amended Agreement) by:

•                  increasing the amount of severance payments to be made to the executive from 0.5 times the executive’s then current base salary to 1.0 times the executive’s then current base salary if such termination occurs on or before July 24, 2013 (after July 24, 2013, the amount of severance payments returns to 0.5 times the executive’s then current base salary),

•                  providing for the continued vesting of the executive’s stock options and other equity-based awards through the end of the calendar quarter in which the 12 month anniversary of such termination occurs if termination occurs on or before July 24, 2013, and, if termination occurs after July 24, 2013, through the end of the calendar quarter in which the 6 month anniversary of such termination occurs, and

•                  extending the period during which the executive’s vested stock options and other equity-based awards may be exercised until the 18 month anniversary of such termination if termination occurs on or before July 24, 2013 or within 90 days preceding or 12 months following a change of control (as defined in the Amended Agreement), or otherwise until the 12 month anniversary of such termination.

All other provisions contained in each executive’s prior employment agreement are restated, without change, in his Amended Agreement.

The foregoing is a summary description of certain terms of the Amended Agreements for Mr. Dunn, Mr. Goldan, Mr. Marino and Mr. McLaughlin and, by its nature, is incomplete. It is qualified in its entirety by the text of the Amended Agreements attached as Exhibits 99.3 to 99.6 to this Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Amended Agreements.

Resignation of Jane H. Hollingsworth as Chief Executive Officer and Director

The Company previously reported that, effective as of July 25, 2012 (the “Separation Date”), Jane H. Hollingsworth resigned as chief executive officer and as a member of the Company’s board of directors.  On the same date, the Company entered into a Severance Agreement and Release of Claims (the “Severance Agreement”) and a Consulting Agreement (the “Consulting Agreement”) with Ms. Hollingsworth, each of which is described below.

Severance Agreement

The Severance Agreement becomes effective on August 2, 2012, provided, that Ms. Hollingsworth does not exercise her right to revoke the agreement.  In consideration for the releases provided by Ms. Hollingsworth, and for her continuing compliance with the obligations contained in the Severance Agreement:

•                  Ms. Hollingsworth will receive:

•                  continued salary for a period of 30 days following the Separation Date;

•                  payment for any accrued and unused vacation time through the Separation Date;

•                  severance payments in the gross amount of $618,000, payable in 18 monthly installments commencing within 60 days of the Separation Date;

•                  pro-rated bonus for 2012 based on the achievement of applicable performance objectives for 2012 and the number of days in 2012 that Ms. Hollingsworth was employed by the Company, payable at the same time bonuses are paid to all other employees in accordance with the Company’s annual bonus plan;

•                  continued medical, prescription and dental benefits for Ms. Hollingsworth, her spouse and dependents until January 25, 2014; and

•                  reimbursement for up to $3,000 of professional fees incurred by Ms. Hollingsworth in connection with the execution of the Severance Agreement and the Consulting Agreement.

•                  All of Ms. Hollingsworth’s outstanding unvested time-based stock options shall continue to vest until March 31, 2014; provided that her outstanding unvested performance-based stock options shall only vest if the Consulting Agreement is in effect at the time the applicable performance criteria relating to such option is satisfied.

•                  If a New Drug Application for NP101 is approved on or before June 30, 2013 and the Consulting Agreement is in effect at the time of such approval, then all of Ms. Hollingsworth’s outstanding unvested time-based and performance-based stock options shall become fully-vested and exercisable.

•                  All of Ms. Hollingsworth’s vested stock options and any stock options that become vested pursuant to the foregoing provisions shall remain exercisable until August 24, 2015 (or until the scheduled expiration date of such stock option, if earlier).

Ms. Hollingsworth remains bound by the non-competition, confidentiality, and development assignment and non-solicitation covenants contained in her employment agreement, dated as of July 8, 2010.  If Ms. Hollingsworth breaches her obligations under the Severance Agreement or the non-competition, confidentiality, and development assignment and non-solicitation covenants contained in her employment agreement, the severance payments and certain other benefits described above may be forfeited.

In consideration for the severance payments and other benefits described above, Ms. Hollingsworth has waived and released any and all claims against the Company.

The foregoing is a summary description of certain terms of the Severance Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Severance Agreement attached as Exhibit 99.7 to this Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Severance Agreement.

Consulting Agreement

From August 1, 2012 through July 31, 2013, Ms. Hollingsworth shall be available to provide up to 20 hours per month of consulting services to the Company pursuant to the terms of the Consulting Agreement.  For her services, the Company will pay Ms. Hollingsworth a non-refundable monthly retainer of $10,000.  The Consulting Agreement may be terminated by Ms. Hollingsworth, for any reason, upon 30 days notice to the Company and by the Company only upon Ms. Hollingsworth’s material breach of her obligations under the Consulting Agreement or the Severance Agreement.

The foregoing is a summary description of certain terms of the Consulting Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Consulting Agreement attached as Exhibit 99.8 to this Form 8-K and incorporated herein by reference. All readers are encouraged to read the entire text of the Consulting Agreement.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

99.1	Employment Agreement, dated July 25, 2012, between Armando Anido and NuPathe Inc.

99.2	Amended and Restated Employment Agreement, dated July 25, 2012, between Terri B. Sebree and NuPathe Inc.

99.3	Amended and Restated Employment Agreement, dated July 25, 2012, between Bart J. Dunn and NuPathe Inc.

99.4	Amended and Restated Employment Agreement, dated July 25, 2012, between Keith A. Goldan and NuPathe Inc.

99.5	Amended and Restated Employment Agreement, dated July 25, 2012, between Michael F. Marino and NuPathe Inc.

99.6	Amended and Restated Employment Agreement, dated July 25, 2012, between Gerald W. McLaughlin and NuPathe Inc.

99.7	Severance Agreement and Release of Claims, dated July 25, 2012, between Jane H. Hollingsworth and NuPathe Inc.

99.8	Consulting Agreement, dated July 25, 2012, between Jane H. Hollingsworth and NuPathe Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUPATHE INC.

By:	/s/ Michael F. Marino
Michael F. Marino
Vice President and General Counsel

Dated: July 30, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Employment Agreement, dated July 25, 2012, between Armando Anido and NuPathe Inc.

99.2	Amended and Restated Employment Agreement, dated July 25, 2012, between Terri B. Sebree and NuPathe Inc.

99.3	Amended and Restated Employment Agreement, dated July 25, 2012, between Bart J. Dunn and NuPathe Inc.

99.4	Amended and Restated Employment Agreement, dated July 25, 2012, between Keith A. Goldan and NuPathe Inc.

99.5	Amended and Restated Employment Agreement, dated July 25, 2012, between Michael F. Marino and NuPathe Inc.

99.6	Amended and Restated Employment Agreement, dated July 25, 2012, between Gerald W. McLaughlin and NuPathe Inc.

99.7	Severance Agreement and Release of Claims, dated July 25, 2012, between Jane H. Hollingsworth and NuPathe Inc.

99.8	Consulting Agreement, dated July 25, 2012, between Jane H. Hollingsworth and NuPathe Inc.